SUPPLEMENT DATED FEBRUARY 19, 2002

TO PROSPECTUS DATED May 1, 2001 FOR

KEMPER INVESTORS LIFE INSURANCE COMPANY

INDIVIDUAL AND GROUP VARIABLE FIXED AND MARKET

VALUE ADJUSTED DEFERRED ANNUITY CONTRACTS

ZURICH PREFERRED

Issued By

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

and

KEMPER INVESTORS LIFE INSURANCE COMPANY

This Supplement amends certain information about the optional Guaranteed Retirement Income Benefit contained in your Zurich PREFERRED Variable Annuity prospectus. Please read this Supplement carefully and keep it with your Prospectus for future reference.

The following is added immediately following the section entitled "L. Guaranteed Retirement Income Benefit Rider." appearing on page 26 of the Prospectus:

"Effective February 20, 2002, the Guaranteed Retirement Income Benefit Rider is not an available option under the Contract. Therefore, all references in the Prospectus to the Guaranteed Retirement Income Benefit Rider, Guaranteed Retirement Income Benefit, Guaranteed Retirement Income Benefit Charge, Guaranteed Retirement Income Benefit Rider Charge and GRIB are not applicable to Contracts issued on or after this date."

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A current Prospectus dated May 1, 2001 for the Zurich PREFERRED Variable Annuity must accompany this Supplement.

For use in all states